SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    May 4, 2004


                     Lehman ABS Corporation, on behalf of:

                     Corporate Backed Trust Certificates,
             Verizon New York Debenture-Backed Series 2004-5 Trust
    ----------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

        Delaware                    001-32022                 13-3447441
------------------------------------------------------------------------------
(State of Incorporation)           (Commission            (I.R.S. Employer
                                   File Number)         Identification No.)

745 Seventh Avenue
New York, New York                                              10019
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)

      Registrant's Telephone Number, including area code: (212) 526-7000


                                Not Applicable
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.    Other Events and Regulation FD Disclosure.
           -----------------------------------------

     Attached as Exhibit 99.1 please find a press release issued by Lehman ABS Corp on May 7, 2004.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LEHMAN ABS CORPORATION


                                              By: /s/ Charles M. Weaver
                                                  ----------------------------
                                                  Name:   Charles M. Weaver
                                                  Title:  Vice President

May 7, 2004

                               Index of Exhibits
                               -----------------

Exhibit No.   Description
-----------   -----------

99.1          Lehman ABS Corporation Press Release dated May 7, 2004.